T. Rowe Price International Funds, Inc.

T. Rowe Price International Discovery Fund

Supplement to prospectus dated March 1, 2003

As of March 31, 2003, the International Discovery Fund resumed offering shares to new investors who invest directly with T. Rowe Price. The fund was closed after March 13, 2000, to preserve its ability to invest in a limited universe of small- to medium-sized companies outside the U.S. Given changed market conditions, the Adviser and Fund Directors concluded it was in the shareholders` interests to open the fund to new investments.

The date of this supplement is April 8, 2003.

C01-041 4/8/03